                                                                  EXHIBIT (n)(i)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                                   Title                                                Date
---------                                   -----                                                ----
/s/ Jana W. Greer                           Trustee and Chairman                                 May 21, 2002
---------------------------------           (Principal Executive Officer)
Jana W. Greer


---------------------------------           Vice President, Treasurer                            May 21, 2002
Peter C. Sutton                             and Controller (Principal Financial
                                            and Accounting Officer)


---------------------------------           Trustee                                              May 21, 2002
Monica C. Lozano


---------------------------------           Trustee                                              May 21, 2002
Allan L. Sher


---------------------------------           Trustee                                              May 21, 2002
Gilbert T. Ray


---------------------------------           Trustee                                              May 21, 2002
Bruce G. Willison


---------------------------------           Trustee                                              May 21, 2002
Carl D. Covitz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                            Title                                              Date
------------------------             --------------------------------------             ------------


------------------------             Trustee and Chairman                               May 21, 2002
Jana W. Greer                        (Principal Executive Officer)



------------------------             Vice President, Treasurer                          May 21, 2002
Peter C. Sutton                      and Controller (Principal Financial
                                     and Accounting Officer)


/s/ Monica C. Lozano                 Trustee                                            May 21, 2002
------------------------
Monica C. Lozano


                                     Trustee                                            May 21, 2002
------------------------
Allan L. Sher


                                     Trustee                                            May 21, 2002
------------------------
Gilbert T. Ray


                                     Trustee                                            May 21, 2002
------------------------
Bruce G. Willison


                                     Trustee                                            May 21, 2002
------------------------
Carl D. Covitz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                            Title                                              Date
------------------------             --------------------------------------             ------------



------------------------             Trustee and Chairman                               May 21, 2002
Jana W. Greer                        (Principal Executive Officer)



------------------------             Vice President, Treasurer                          May 21, 2002
Peter C. Sutton                      and Controller (Principal Financial
                                     and Accounting Officer)


                                     Trustee                                            May 21, 2002
------------------------
Monica C. Lozano


/s/ Allan L. Sher                    Trustee                                            May 21, 2002
------------------------
Allan L. Sher


                                     Trustee                                            May 21, 2002
------------------------
Gilbert T. Ray


                                     Trustee                                            May 21, 2002
------------------------
Bruce G. Willison


                                     Trustee                                            May 21, 2002
------------------------
Carl D. Covitz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                            Title                                              Date
------------------------             --------------------------------------             ------------


------------------------             Trustee and Chairman                               May 21, 2002
Jana W. Greer                        (Principal Executive Officer)



------------------------             Vice President, Treasurer                          May 21, 2002
Peter C. Sutton                      and Controller (Principal Financial
                                     and Accounting Officer)


                                     Trustee                                            May 21, 2002
------------------------
Monica C. Lozano


                                     Trustee                                            May 21, 2002
------------------------
Allan L. Sher


/s/ Gilbert T. Ray                   Trustee                                            May 21, 2002
------------------------
Gilbert T. Ray


                                     Trustee                                            May 21, 2002
------------------------
Bruce G. Willison


                                     Trustee                                            May 21, 2002
------------------------
Carl D. Covitz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                            Title                                              Date
------------------------             --------------------------------------             ------------


------------------------             Trustee and Chairman                               May 21, 2002
Jana W. Greer                        (Principal Executive Officer)



------------------------             Vice President, Treasurer                          May 21, 2002
Peter C. Sutton                      and Controller (Principal Financial
                                     and Accounting Officer)

                                     Trustee                                            May 21, 2002
------------------------
Monica C. Lozano


                                     Trustee                                            May 21, 2002
------------------------
Allan L. Sher


                                     Trustee                                            May 21, 2002
------------------------
Gilbert T. Ray


/s/ Bruce G. Willison                Trustee                                            May 21, 2002
------------------------
Bruce G. Willison


                                     Trustee                                            May 21, 2002
------------------------
Carl D. Covitz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                            Title                                              Date
------------------------             --------------------------------------             ------------



------------------------             Trustee and Chairman                               May 21, 2002
Jana W. Greer                        (Principal Executive Officer)



------------------------             Vice President, Treasurer                          May 21, 2002
Peter C. Sutton                      and Controller (Principal Financial
                                     and Accounting Officer)

                                     Trustee                                            May 21, 2002
------------------------
Monica C. Lozano


                                     Trustee                                            May 21, 2002
------------------------
Allan L. Sher


                                     Trustee                                            May 21, 2002
------------------------
Gilbert T. Ray


                                     Trustee                                            May 21, 2002
------------------------
Bruce G. Willison


/s/ Carl D. Covitz                   Trustee                                            May 21, 2002
------------------------
Carl D. Covitz